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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2002

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SIGMA-ALDRICH CORPORATION

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(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street
St. Louis, Missouri 63103
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (314) 771-5765

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Item 5. Other Events

        On January 2, 2002, Sigma-Aldrich Corporation issued a press release regarding, among other things, its credit facilities. The press release is attached hereto as Exhibit 99.1, and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

        99.1 Press Release issued January 2, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2002

                                                            SIGMA-ALDRICH CORPORATION

                                                            By:/s/ Kirk A. Richter _________________
                                                                 Kirk A. Richter, Treasurer

EXHIBIT INDEX

Exhibit No.               Description

99.1                            Press Release issued January 2, 2002